SECURTIES AND EXCHANGE COMMISION

                              Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                December 16, 2003

                          ATLANTIS BUSINESS DEVELOPMENT
                                  CORPORATION

             (exact name of registrant as specified in its charter)

Delaware                              0-16286                  95-4082020
(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                   File Number)              Indent. No.)

     54 Broad Street, Suite 200B
     Red Bank, NJ                                               07701

     (Address of principal executive offices)                  (Zip code)

               Registrant's telephone number, including area code

                                  732-212-1133

                               MEDPLUS CORPORATION

          (Former name or former address, if changed since last report)


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ITEM 1. RESIGNATION OF THE PRESIDENT OF THE COMPANY.

     Effective December 15, 2003 Brian Zucker resigned as President and Chief Executive Officer of the registrant to devote more time to his accounting practice. The Board of Directors of the Company appointed John Leo to fill this position.

Mr. Leo has been a Director of the Company since April 4, 2003. In December 2001, Mr. Leo founded and was Managing Partner of Venture Capital Partners, LLC a Jersey City consulting company. Also in 2001 he was a financial advisor and OTC stock trader for AM Capital LLC, a New York City brokerage firm. From 1997 to 2001, Mr. Leo was an OTC stock trader for M.H. Meyerson & Co., Inc. of Jersey City. For eight years prior thereto he worked as a stock trader for various brokerage firms in the East coast area.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Corporations has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized


                    ATLANTIS BUSINESS DEVELOPMENT CORPORATION

Date:   December 15, 2003                     By:   /s/ John Leo
                                              --------------------------------
                                              John Leo
                                              Chief Executive Officer


Date:   December 15, 2003                     By:   /s/ Tim DeHerrera
                                              --------------------------------
                                              Tim DeHerrera
                                              Secretary



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